UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2003

CEVA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49842	77-0556376
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, California 95110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 514-2900

ParthusCeva, Inc.

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On December 8, 2003, the registrant changed its name from ParthusCeva, Inc. to CEVA, Inc. The change was effected pursuant to Section 253 of the General Corporation Law of the State of Delaware by the merger of a wholly owned subsidiary into the registrant. The registrant was the surviving corporation and, pursuant to the merger, its name was changed to CEVA, Inc. The registrant’s common stock now trades on the NASDAQ National Market under the symbol “CEVA” and has been assigned the CUSIP number 157210 10 5.

Item 7.	Exhibits.

Exhibit	Description

3.1	Certificate of Ownership and Merger merging CEVA, Inc., a wholly owned subsidiary, into ParthusCeva, Inc. pursuant to Section 253 of the General Corporation Law of the State of Delaware

4.1	Specimen Certificate for Shares of Common Stock

99.1	Press release dated December 8, 2003 announcing the change of the corporate name of the Registrant to CEVA, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC. (Registrant)

Date: December 8, 2003	By:	/s/ Chester J. Silvestri
		Name:	Chester J. Silvestri
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership and Merger merging CEVA, Inc., a wholly owned subsidiary, into ParthusCeva, Inc. pursuant to Section 253 of the General Corporation Law of the State of Delaware

4.1	Specimen Certificate for Shares of Common Stock

99.1	Press release dated December 8, 2003 announcing the change of the corporate name of the Registrant to CEVA, Inc.